UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 6, 2004

                         Frederick County Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

                        Commission file number: 000-50407

                Maryland                                    20-0049496
     (State or Other Jurisdiction of                     (I.R.S. Employer
      Incorporation or Organization)                  Identification Number)

                30 West Patrick Street, Frederick, Maryland 21701
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (301) 620-1400


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ITEM 9. REGULATION FD DISCLOSURE

      On July 6, 2004, the Registrant announced the appointment of Helen G. Hahn to its Board of Directors. For further information, reference is made to the Registrant's press release, dated July 6, 2004, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 9 of Form 8-K.

EXHIBIT INDEX

Exhibit 99.1      Press Release dated July 6, 2004.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            FREDERICK COUNTY BANCORP, INC.
                                     (Registrant)

                            By: /s/ William R. Talley, Jr.
                                ------------------------------------------------
                                William R. Talley, Jr., Executive Vice President and Chief Financial Officer
                                     (Principal Accounting Officer)

Dated: July 6, 2004